EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Deep Down, Inc. (the “Company”) for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Eugene L Butler, Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ EUGENE L. BUTLER
Eugene L. Butler
Chief Financial Officer
March 16, 2009